Fees Summary	Sep. 18, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 979.84
Total Fee Amount	979.84
Total Transaction Valuation	6,400,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00